EXHIBIT 24

CUMMINS INC.
2017 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Patrick J. Ward and Christopher C. Clulow as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2017 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 12, 2018	/s/ ROBERT J. BERNHARD
Robert J. Bernhard
Director

CUMMINS INC.
2017 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Patrick J. Ward and Christopher C. Clulow as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2017 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 12, 2018	/s/ FRANKLIN R. CHANG DIAZ
Franklin R. Chang Diaz
Director

CUMMINS INC.
2017 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Patrick J. Ward and Christopher C. Clulow as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2017 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 12, 2018	/s/ BRUNO V. DI LEO ALLEN
Bruno V. Di Leo Allen
Director

CUMMINS INC.
2017 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Patrick J. Ward and Christopher C. Clulow as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2017 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 12, 2018	/s/ STEPHEN B. DOBBS
Stephen B. Dobbs
Director

CUMMINS INC.
2017 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Patrick J. Ward and Christopher C. Clulow as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2017 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 12, 2018	/s/ RICHARD J. FREELAND
Richard J. Freeland
Director

CUMMINS INC.
2017 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Patrick J. Ward and Christopher C. Clulow as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2017 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 12, 2018	/s/ ROBERT K. HERDMAN
Robert K. Herdman
Director

CUMMINS INC.
2017 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Patrick J. Ward and Christopher C. Clulow as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2017 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 12, 2018	/s/ ALEXIS M. HERMAN
Alexis M. Herman
Director

CUMMINS INC.
2017 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Patrick J. Ward and Christopher C. Clulow as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2017 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 12, 2018	/s/ THOMAS J. LYNCH
Thomas J. Lynch
Director

CUMMINS INC.
2017 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Patrick J. Ward and Christopher C. Clulow as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2017 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 12, 2018	/s/ WILLIAM I. MILLER
William I. Miller
Director

CUMMINS INC.
2017 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Patrick J. Ward and Christopher C. Clulow as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2017 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 12, 2018	/s/ GEORGIA R. NELSON
Georgia R. Nelson
Director

CUMMINS INC.
2017 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Patrick J. Ward and Christopher C. Clulow as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2017 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 12, 2018	/s/ KAREN H. QUINTOS
Karen H. Quintos
Director